Exhibit 99.1

Contact:
Randy Gottfried, Chief Financial Officer	Chris Danne
ir@riverbed.com	chris@blueshirtgroup.com
Riverbed Technology, Inc.	The Blueshirt Group
415-247-6397	415-217-7722

Riverbed Technology, Inc. Reports First Quarter 2008 Financial Results

Riverbed Announces $100 Million Share Repurchase Program

San Francisco, CA, April 24, 2008 – Riverbed Technology, Inc. (NASDAQ: RVBD), the technology and market leader in wide-area data services (WDS), today released financial results for the first fiscal quarter ended March 31, 2008.

Revenues for the first quarter of 2008 were $73 million, an increase of 71% from the first quarter of 2007. Riverbed® posted GAAP net income of $638,000, or $0.01 per share, in the first quarter of 2008, compared to net income of $3.3 million, or $0.05 per share, in the first quarter of 2007. Riverbed’s first quarter of 2008 GAAP results included $11.3 million of stock-based compensation expenses and related payroll taxes. Excluding the impact of stock-based compensation and related payroll taxes in all periods, as well as related income tax effects, the non-GAAP net income for the first quarter of 2008 was $7.9 million, or $0.11 per share, compared to non-GAAP net income of $8.6 million, or $0.12 per share, in the first quarter of 2007.

“In the first quarter, we posted 71% revenue growth year-over-year but our results were impacted by a lengthening sales cycle at some accounts due to macro-economic trends,” said Jerry Kennelly, Riverbed president and chief executive officer. “While we had fewer large deals in the first quarter than in recent periods, we did see broad-based demand from our installed base and added approximately 500 new customers this quarter across a broad range of verticals. With these new customers, we now have over 4,000 cumulative customers, including many of the world’s largest companies and interest in our technology continues to grow. Based on our win rate in head-to-head competitions and market reports, our competitive leadership position remains unchanged, and we believe we have further extended our technological lead this quarter with the release of our version 5.0 upgrade.”

“Gross margins were the second highest in company history and we generated strong cash flow in the quarter,” said Randy Gottfried, Riverbed chief financial officer. “During the quarter, we generated $22 million in cash from operations and ended the quarter with $269 million in cash, cash equivalents and marketable securities.”

Additionally, Riverbed announced today that its board of directors approved a share repurchase program that authorizes the company to purchase up to $100 million of the company’s common stock, as market and business conditions warrant.

“We believe the current share price does not reflect the strength of the company’s long-term growth prospects, and believe this action underscores our confidence in our business and our continued commitment to maximizing value for our shareholders,” added Mr. Kennelly.

The stock purchases may be made from time to time on the open market in compliance with applicable state and federal securities laws. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The program does not require the purchase of any minimum number of shares and may be suspended, modified or discontinued at any time without prior notice.

Conference Call Information

Riverbed will host a conference call for analysts and investors to discuss its first quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.riverbed.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11110938. International parties can access the replay at 303-590-3000 and should enter passcode 11110938.

About Riverbed

Riverbed Technology is the technology and market leader in wide-area data services (WDS) solutions for companies worldwide. By enabling application performance over the wide area network (WAN) that is orders of magnitude faster than what users experience today, Riverbed is changing the way people work, and enabling a distributed workforce that can collaborate as if they were local. Additional information about Riverbed (Nasdaq: RVBD) is available at www.riverbed.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements relating to the expected demand for Riverbed’s products and services, statements relating to Riverbed’s long-term growth prospects and the growth prospects of the WDS market, statements relating to Riverbed’s ability to enter new markets, statements relating to Riverbed’s ability to meet the needs of distributed organizations, grow market share or grow the market as a whole and statements relating to the stock repurchase program and the timing and amount, if any, of shares to be purchased thereunder. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on February 15, 2008, as well as subsequent reports on Forms 10-Q and 8-K filed with or furnished to the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for informational purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that follow it. We anticipate disclosing forward-looking non-GAAP financial information on our April 24, 2008 conference call to discuss our first quarter results, including an estimate of non-GAAP earnings for the second quarter and full fiscal year that excludes stock-based compensation expenses related to employee stock options, purchases of common stock under our Employee Stock Purchase Plan, and related payroll taxes, and the tax impact of non-GAAP adjustments. We cannot readily estimate these expenses because they depend on such factors as our future stock price for purposes of computing such expenses.

A copy of this press release can be found on the investor relations page of Riverbed’s website at www.riverbed.com.

Riverbed Technology, Riverbed, Steelhead, RiOS, Interceptor, and the Riverbed logo are trademarks or registered trademarks of Riverbed Technology, Inc. All other trademarks used or mentioned herein belong to their respective owners.

Riverbed Technology, Inc.

GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended March 31,
	2008	2007
Revenue:
Product	$57,729	$35,639
Support and services	15,253	7,145

Total revenue	72,982	42,784
Cost of revenue:
Cost of product	13,936	10,168
Cost of support and services	6,010	2,386

Total cost of revenue	19,946	12,554

Gross profit	53,036	30,230
Operating expenses:
Sales and marketing	31,207	17,092
Research and development	13,608	7,458
General and administrative	9,373	4,037

Total operating expenses	54,188	28,587

Operating income (loss)	(1,152)	1,643
Other income, net	2,300	1,719

Income before provision for income taxes	1,148	3,362
Provision for income taxes	510	103

Net income	$638	$3,259

Net income per share, basic	$0.01	$0.05
Net income per share, diluted	$0.01	$0.05
Shares used in computing basic net income per share	70,597	65,037
Shares used in computing diluted net income per share	73,959	70,350

Stock-based compensation expense included in above:
Cost of product	$35	$8
Cost of support and services	1,031	372
Sales and marketing	5,389	2,742
Research and development	2,901	1,456
General and administrative	1,852	798

Total stock-based compensation expense	$11,208	$5,376

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended March 31,			Three months ended March 31,			% change
	2008	% of Revenues		2007	% of Revenues
Revenue:
Product	$57,729	79%		$35,639	83%		62%
Support and services	15,253	21%		7,145	17%		113%

Total revenue	72,982	100%		42,784	100%		71%
Cost of revenue:
Cost of product	13,901	24	% (a)	10,160	29	% (a)	37%
Cost of support and services	4,979	33	% (a)	2,014	28	% (a)	147%

Total cost of revenue	18,880	26%		12,174	28%		55%

Gross profit	54,102	74%		30,610	72%		77%
Operating expenses:
Sales and marketing	25,802	35%		14,350	34%		80%
Research and development	10,665	15%		6,002	14%		78%
General and administrative	7,518	10%		3,239	8%		132%

Total operating expenses	43,985	60%		23,591	56%		86%

Operating income	10,117	14%		7,019	16%		44%
Other income, net	2,300	3%		1,719	4%		34%

Income before provision for income taxes	12,417	17%		8,738	20%		42%
Provision for income taxes	4,520	6%		103	0%		4288%

Net income	$7,897	11%		$8,635	20%		-9%

Net income per share, basic	$0.11			$0.13
Net income per share, diluted	$0.11			$0.12
Shares used in computing basic net income per share	70,597			65,037
Shares used in computing diluted net income per share	74,427			70,694

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended March 31,			Three months ended December 31,			% change
	2008	% of Revenues		2007	% of Revenues
Revenue:
Product	$57,729	79%		$63,287	83%		-9%
Support and services	15,253	21%		13,023	17%		17%

Total revenue	72,982	100%		76,310	100%		-4%
Cost of revenue:
Cost of product	13,901	24	% (a)	13,981	22	% (a)	-1%
Cost of support and services	4,979	33	% (a)	4,079	31	% (a)	22%

Total cost of revenue	18,880	26%		18,060	24%		5%

Gross profit	54,102	74%		58,250	76%		-7%
Operating expenses:
Sales and marketing	25,802	35%		28,053	37%		-8%
Research and development	10,665	15%		9,642	13%		11%
General and administrative	7,518	10%		6,249	8%		20%

Total operating expenses	43,985	60%		43,944	58%		0%

Operating income	10,117	14%		14,306	19%		-29%
Other income, net	2,300	3%		2,705	4%		-15%

Income before provision for income taxes	12,417	17%		17,011	22%		-27%
Provision for income taxes	4,520	6%		2,367	3%		91%

Net income	$7,897	11%		$14,644	19%		-46%

Net income per share, basic	$0.11			$0.21
Net income per share, diluted	$0.11			$0.20
Shares used in computing basic net income per share	70,597			69,887
Shares used in computing diluted net income per share	74,427			74,530

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended March 31, 2008
	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$72,982	$—		$72,982
Total cost of revenue	19,946	(1,066	) (a)	18,880

Gross profit	$53,036	$1,066		$54,102

Reconciliation of operating expenses:
Sales and marketing	$31,207	$(5,405	) (a)	$25,802
Research and development	13,608	(2,943	) (a)	10,665
General and administrative	9,373	(1,855	) (a)	7,518

Total operating expenses	$54,188	$(10,203)		$43,985

Reconciliation of operating income, net income and net income per share:
Operating income (loss)	$(1,152)	$11,269	(a)	$10,117
Income before provision for income taxes	$1,148	$11,269	(a)	$12,417
Income tax provision	$510	$4,010	(b)	$4,520
Net income	$638	$7,259		$7,897
Net income per share, basic	$0.01			$0.11
Net income per share, diluted	$0.01			$0.11
Shares used in computing basic net income per share	70,597			70,597
Shares used in computing diluted net income per share	73,959	468	(c)	74,427

Use of Non-GAAP Financial Information:

To supplement our condensed consolidated financial statements presented on a GAAP basis, Riverbed uses non-GAAP measures of operating results, net income and net income per share, which are adjusted to exclude stock-based compensation expense and payroll tax expense related to stock option exercises, exclude our tax valuation allowance and certain other extraordinary items from the tax rate, and to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Riverbed's underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

GAAP to Non-GAAP Reconciliations:

(a)	Stock-based compensation expense and payroll tax on stock option exercises

	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$1,066	$—	$1,066
Sales and marketing	5,389	16	5,405
Research and development	2,901	42	2,943
General and administrative	1,852	3	1,855

	$11,208	$61	$11,269

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) (SFAS 123(R)) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b)	Income tax provision

GAAP provision for income taxes	$510
Effects of exclusion of stock-based compensation and valuation allowance	4,010

Non-GAAP provision for income taxes	$4,520

The non-GAAP tax rate excludes the effect of stock-based compensation expense as well as discrete tax benefits on stock option exercises. Additionally, the non-GAAP tax rate does not assume a full valuation allowance on our deferred tax assets.

(c)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended March 31, 2007
	GAAP	Adjustments		Non- GAAP
Reconciliation of gross profit:
Total revenue	$42,784	$—		$42,784
Total cost of revenue	12,554	(380	) (a)	12,174

Gross profit	$30,230	$380		$30,610

Reconciliation of operating expenses:
Sales and marketing	$17,092	$(2,742	) (a)	$14,350
Research and development	7,458	(1,456	) (a)	6,002
General and administrative	4,037	(798	) (a)	3,239

Total operating expenses	$28,587	$(4,996)		$23,591

Reconciliation of operating income, net income and net income per share:
Operating income	$1,643	$5,376	(a)	$7,019
Net income	$3,259	$5,376	(a)	$8,635
Net income per share, basic	$0.05			$0.13
Net income per share, diluted	$0.05			$0.12
Shares used in computing basic net income per share	65,037			65,037
Shares used in computing diluted net income per share	70,350	344	(b)	70,694

GAAP to Non-GAAP Reconciliation:

(a)	Stock-based compensation expense and payroll tax on stock option exercises

	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$380	$—	$380
Sales and marketing	2,742	—	2,742
Research and development	1,456	—	1,456
General and administrative	798	—	798

	$5,376	$—	$5,376

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005 and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended December 31, 2007
	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$76,310	$—		$76,310
Total cost of revenue	18,872	(812	) (a)	18,060

Gross profit	$57,438	$812		$58,250

Reconciliation of operating expenses:
Sales and marketing	$32,617	$(4,564	) (a)	$28,053
Research and development	12,312	(2,670	) (a)	9,642
General and administrative	8,020	(1,771	) (a)	6,249

Total operating expenses	$52,949	$(9,005)		$43,944

Reconciliation of operating income, net income and net income per share:
Operating income	$4,489	$9,817	(a)	$14,306
Income before provision for income taxes	$7,194	$9,817	(a)	$17,011
Net income	$4,827	$9,817	(a)	$14,644
Net income per share, basic	$0.07			$0.21
Net income per share, diluted	$0.07			$0.20
Shares used in computing basic net income per share	69,887			69,887
Shares used in computing diluted net income per share	74,176	354	(b)	74,530

GAAP to Non-GAAP Reconciliation:

(a)	Stock-based compensation expense and payroll tax on stock option exercises

	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$811	$1	$812
Sales and marketing	4,419	145	4,564
Research and development	2,635	35	2,670
General and administrative	1,757	14	1,771

	$9,622	$195	$9,817

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

Supplemental Financial Information

In thousands

Unaudited

Alternate Revenue and Cost of Revenue Classification (Non-GAAP)

	Q1-07	Q2-07	Q3-07	Q4-07	Q1-08
Revenue:
Product	$33,638	$43,392	$50,847	$61,342	$56,072
Support and services	6,837	8,475	10,460	12,688	15,092
Ratable product and related support and services	2,309	2,135	2,003	2,280	1,818

Total revenue	42,784	54,002	63,310	76,310	72,982
Cost of revenue:
Cost of product	9,653	12,315	13,506	13,434	13,344
Cost of support and services	1,918	2,792	3,186	3,975	4,980
Cost of ratable product and related support and services	603	597	614	651	556

Total cost of revenue	12,174	15,704	17,306	18,060	18,880

Gross profit	$30,610	$38,298	$46,004	$58,250	$54,102

Alternate Revenue and Cost of Revenue Classification (Non-GAAP) - % change over previous quarter

	Q1-07	Q2-07	Q3-07	Q4-07	Q1-08
Revenue:
Product	26%	29%	17%	21%	-9%
Support and services	39%	24%	23%	21%	19%
Ratable product and related support and services	10%	-8%	-6%	14%	-20%

Total revenue	26%	26%	17%	21%	-4%
Cost of revenue:
Cost of product	8%	28%	10%	-1%	-1%
Cost of support and services	22%	46%	14%	25%	25%
Cost of ratable product and related support and services	33%	-1%	3%	6%	-15%

Total cost of revenue	11%	29%	10%	4%	5%
Gross profit	34%	25%	20%	27%	-7%

GAAP to Non-GAAP Reconciliation:
	Q1-07	Q2-07	Q3-07	Q4-07	Q1-08

Cost of product - GAAP	$9,661	$12,348	$13,533	$13,467	$13,379
Less: stock-based compensation and related payroll taxes	8	33	27	33	35

Cost of product - Non-GAAP	$9,653	$12,315	$13,506	$13,434	$13,344

Cost of support and services - GAAP	$2,290	$3,412	$3,993	$4,754	$6,011
Less: stock-based compensation and related payroll taxes	372	620	807	779	1,031

Cost of support and services - Non-GAAP	$1,918	$2,792	$3,186	$3,975	$4,980

Riverbed Technology, Inc.

Supplemental Financial Information, continued

In thousands

Unaudited

Revenue by Geography

	Q1-07	Q2-07	Q3-07	Q4-07	Q1-08

Customers within the United States	$29,579	$32,883	$38,736	$46,973	$40,502
Customers outside the United States	13,205	21,119	24,574	29,337	32,480

Total revenue	$42,784	$54,002	$63,310	$76,310	$72,982

As a percentage of total revenues:
Customers within the United States	69%	61%	61%	62%	55%
Customers outside the United States	31%	39%	39%	38%	45%

Total revenue	100%	100%	100%	100%	100%

Revenue by Sales Channel

	Q1-07	Q2-07	Q3-07	Q4-07	Q1-08

Direct	$4,023	$5,256	$7,516	$9,251	$8,063
Indirect	38,761	48,746	55,794	67,059	64,919

Total revenue	$42,784	$54,002	$63,310	$76,310	$72,982

As a percentage of total revenues:
Direct	9%	10%	12%	12%	11%
Indirect	91%	90%	88%	88%	89%

Total revenue	100%	100%	100%	100%	100%

Riverbed Technology, Inc.

Condensed Consolidated Balance Sheets

In thousands

	March 31, 2008	December 31, 2007
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$148,216	$162,979
Marketable securities	120,848	83,103
Trade receivables, net	42,170	50,072
Other receivables	1,119	1,273
Inventory	11,277	9,413
Prepaid expenses and other current assets	5,645	5,136

Total current assets	329,275	311,976

Fixed assets, net	19,847	18,826
Other assets	7,155	6,800

Total assets	$356,277	$337,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,944	$20,325
Accrued compensation and related benefits	14,087	14,290
Other accrued liabilities	11,430	9,381
Deferred revenue	30,738	26,845

Total current liabilities	75,199	70,841

Deferred revenue non-current	7,380	6,634
Other long-term liabilities	345	409

Total long-term liabilities	7,725	7,043

Stockholders’ equity:
Common stock and additional paid-in-capital	307,584	295,487
Deferred stock-based compensation	(2,523)	(3,287)
Accumulated deficit	(31,897)	(32,535)
Accumulated other comprehensive loss	189	53

Total stockholders’ equity	273,353	259,718

Total liabilities and stockholders’ equity	$356,277	$337,602

Riverbed Technology, Inc.

Condensed Consolidated Statements of Cash Flows

In thousands

Unaudited

	Three months ended March 31,
	2008	2007
Operating activities:
Net income	$638	$3,259
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	2,117	979
Stock-based compensation	11,208	5,376
Excess tax benefit from employee stock plans	(391)	—
Changes in operating assets and liabilities
(Increase) decrease in trade receivables	7,862	(3,682)
Increase in inventory	(2,719)	(784)
Increase in prepaid expenses and other assets	(565)	(362)
Decrease in accounts payable and other current liabilities	(1,145)	(804)
Increase in income taxes payable	21	50
Increase in deferred revenue	4,639	2,987

Net cash provided by operating activities	21,665	7,019
Investing activities:
Capital expenditures	(512)	(1,518)
Purchase of available for sale securities	(50,561)	(7,945)
Proceeds from maturities of available for sale securities	—	4,000
Proceeds from sales of available for sale securities	13,003	—
Increase in other assets	—	(1,600)

Net cash used in investing activities	(38,070)	(7,063)
Financing activities:
Proceeds from public offering, net of expenses	—	87,664
Proceeds from issuance of common stock under employee stock plans, net of repurchases	1,179	81
Excess tax benefit from employee stock plans	391	—

Net cash provided by financing activities	1,570	87,745
Effect of exchange rate changes on cash and cash equivalents	72	4

Net increase in cash and cash equivalents	(14,763)	87,705
Cash and cash equivalents at beginning of period	162,979	105,330

Cash and cash equivalents at end of period	$148,216	$193,035